VIRTUS KAR Mid-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—10.3%
Domino’s Pizza, Inc.	183,912	$ 77,199
Pool Corp.	284,222	96,903
Ross Stores, Inc.	782,489	118,367
		292,469

Financials—22.2%
Berkley (W.R.) Corp.	1,115,188	65,261
Broadridge Financial Solutions, Inc.	342,698	77,481
Brown & Brown, Inc.	916,709	93,523
FactSet Research Systems, Inc.	169,472	81,394
Houlihan Lokey, Inc. Class A	826,004	143,444
LPL Financial Holdings, Inc.	318,629	104,035
MSCI, Inc. Class A	101,519	60,912
		626,050

Health Care—10.0%
Align Technology, Inc.(1)	325,508	67,872
Cooper Cos., Inc. (The)(1)	1,223,513	112,477
West Pharmaceutical Services, Inc.	313,435	102,669
		283,018

Industrials—39.7%
Allegion plc	554,798	72,501
AMETEK, Inc.	957,228	172,550
Equifax, Inc.	446,304	113,740
Exponent, Inc.	857,472	76,401
HEICO Corp. Class A	641,487	119,368
Lennox International, Inc.	227,290	138,488
Nordson Corp.	368,233	77,049
Old Dominion Freight Line, Inc.	297,203	52,427
Pentair plc	996,816	100,319
Verisk Analytics, Inc. Class A	298,355	82,176
Westinghouse Air Brake Technologies Corp.	620,509	117,642
		1,122,661

	Shares	Value

Information Technology—15.6%
Aspen Technology, Inc.(1)	235,495	$ 58,787
Bentley Systems, Inc. Class B	1,868,029	87,237
Monolithic Power Systems, Inc.	174,409	103,198
Teledyne Technologies, Inc.(1)	259,496	120,440
Universal Display Corp.	477,644	69,831
		439,493

Total Common Stocks (Identified Cost $2,062,214)		2,763,691

Total Long-Term Investments—97.8% (Identified Cost $2,062,214)		2,763,691

Short-Term Investment—0.3%
Money Market Mutual Fund—0.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.360%)(2)	9,412,868	9,413
Total Short-Term Investment (Identified Cost $9,413)		9,413

TOTAL INVESTMENTS—98.1% (Identified Cost $2,071,627)		$2,773,104
Other assets and liabilities, net—1.9%		53,195
NET ASSETS—100.0%		$2,826,299

Abbreviation:
MSCI	Morgan Stanley Capital International

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of December 31, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$2,763,691	$2,763,691
Money Market Mutual Fund	9,413	9,413
Total Investments	$2,773,104	$2,773,104
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2024.
There were no transfers into or out of Level 3 related to securities held at December 31, 2024.
See Notes to Schedule of Investments

VIRTUS KAR Mid-Cap Core Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual Financials.
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